SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                   FORM 8-K/A


                          [AMENDMENT NO. 1 TO FORM 8-K]


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)

                                January 24, 2002
                                ----------------


                            CARLYLE INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                         1-3462                 13-1574754
            ----------------------------------------------------------------
           (Commission file number)      (IRS employer identification number)


                 One Palmer Terrace, Carlstadt, New Jersey 07072
                ------------------------------------------------
                    (Address of principal executive offices)


                  Registrant's telephone number: (201) 935-6220
                                                 --------------

EXPLANATION NOTE:

         This Amendment No. 1 to our Report of Form 8-k dated February 8, 2002 is filed solely to include agreements to be filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.
         --------

           99.1 Financing Agreement dated January 24, 2002, among Carlyle Industries, Inc., and The CIT Group/Commercial Services, Inc.

           99.2 Accounts Receivable Financing Agreement dated January 24, 2002, among Blumenthal/Lansing Company, and The CIT Group/Commercial Services, Inc.

           99.3 Accounts Receivable Financing Agreement dated January 24, 2002, among Westwater Industries, Inc., and The CIT Group/Commercial Services, Inc.

           99.4 Guaranty dated January 24, 2002, executed by Blumenthal/Lansing Company in favor of The CIT Group/Commercial Services, Inc.

           99.5 Guaranty dated January 24, 2002, executed by Carlyle Industries, Inc. in favor of The CIT Group/Commercial Services, Inc.

           99.6 Guaranty dated January 24, 2002, executed by Westwater Industries, Inc. in favor of The CIT Group/Commercial Services, Inc.

           99.7 Guaranty dated January 24, 2002, executed by Button Fashion BV in favor of The CIT Group/Commercial Services, Inc.

           99.8 Guaranty dated January 24, 2002 executed by Robert Levinson in favor of The CIT Group/Commercial Services, Inc.

           99.9 Inventory Security Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

           99.10 Inventory Security Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

           99.11 Inventory Security Agreement dated January 24, 2002, among Carlyle Industries, Inc. and The CIT Group/Commercial Services, Inc.

           99.12 Equipment Security Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

           99.13 Equipment Security Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

           99.14 Equipment Security Agreement dated January 24, 2002, among Carlyle Industries, Inc. and The CIT Group/Commercial Services, Inc.

           99.15 Letter of Credit Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

           99.16 Letter of Credit Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

           99.17 Patent and Trademark Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

           99.18 Patent and Trademark Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Carlyle Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARLYLE INDUSTRIES, INC.


                                       By: /s/ EDWARD F. COOKE
                                           -------------------------------------
                                       Name:  Edward F. Cooke
                                       Title: Vice President and Chief Financial
                                              Officer


Date:  February 19, 2002

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

 99.1 Financing Agreement dated January 24, 2002, among Carlyle Industries, Inc., and The CIT Group/Commercial Services, Inc.

 99.2 Accounts Receivable Financing Agreement dated January 24, 2002, among Blumenthal/Lansing Company, and The CIT Group/Commercial Services, Inc.

 99.3 Accounts Receivable Financing Agreement dated January 24, 2002, among Westwater Industries, Inc., and The CIT Group/Commercial Services, Inc.

 99.4 Guaranty dated January 24, 2002, executed by Blumenthal/Lansing Company in favor of The CIT Group/Commercial Services, Inc.

 99.5 Guaranty dated January 24, 2002, executed by Carlyle Industries, Inc. in favor of The CIT Group/Commercial Services, Inc.

 99.6 Guaranty dated January 24, 2002, executed by Westwater Industries, Inc. in favor of The CIT Group/Commercial Services, Inc.

 99.7 Guaranty dated January 24, 2002, executed by Button Fashion BV in favor of The CIT Group/Commercial Services, Inc.

 99.8 Guaranty dated January 24, 2002 executed by Robert Levinson in favor of The CIT Group/Commercial Services, Inc.

 99.9 Inventory Security Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

 99.10 Inventory Security Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

 99.11 Inventory Security Agreement dated January 24, 2002, among Carlyle Industries, Inc. and The CIT Group/Commercial Services, Inc.

 99.12 Equipment Security Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

 99.13 Equipment Security Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

 99.14 Equipment Security Agreement dated January 24, 2002, among Carlyle Industries, Inc. and The CIT Group/Commercial Services, Inc.

 99.15 Letter of Credit Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

 99.16 Letter of Credit Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.

 99.17 Patent and Trademark Agreement dated January 24, 2002, among Blumenthal/Lansing Company and The CIT Group/Commercial Services, Inc.

 99.18 Patent and Trademark Agreement dated January 24, 2002, among Westwater Industries, Inc. and The CIT Group/Commercial Services, Inc.